Exhibit 10.1(A)

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Symetra Life Insurance Company

Simplified Issue Life Commission Schedule Endorsement

Financial Institution

Enhanced Commission

Basic First-Year Commissions

CASH VALUE POLICIES

☐	Universal Life Policies
	Symetra Universal Life Plus (SUL+)	[***] on all premium up to first “Annual Target”

☐	SYMETRA Successor Single Premium Life with Return of Premium (ROP)
	Ages 15 years – 80 years	[***] of Single Premium
	Ages 81 – 85 years	[***] of Single Premium

☐	SYMETRA TERM LIFE INSURANCE
All face amounts
	10-Year and 20-Year Level Term	[***] of Annual Premium less policy fee

Policy Term Riders	Same First-Year Rate as Base Policy

SUPPLEMENTAL BENEFITS
Accidental Death and Waiver of Premium	Same First-Year Rate as Base Policy
Insured Children’s Benefit	Same First-Year Rate as Base Policy

Basic Renewal Commissions

CASH VALUE POLICIES
Universal Life Policies
Symetra Universal Life
Excess premium over first “Annual Target” through 6th policy year	[***]
Symetra Accelerated Universal Life
Excess premium over first “Annual Target” through 6th policy year	[***]

TERM POLICIES AND RIDERS

2nd policy year	[***]
3rd policy year	[***]
4th policy year	[***]

Service Fees

Service Fees are payable in the 7th and subsequent policy years as noted below:
Flexible Premium Universal Life	[***]
plus [***] of the cost of insurance
All other plans except Expert Level Term and Symetra Term Life Insurance	[***]

Not all products are filed in all states. Contact your local Symetra office for further information.

THIS ENDORSEMENT MAY BE MODIFIED OR CANCELED BY THE COMPANY AT ANY TIME BY PROVIDING WRITTEN NOTICE.

Agency is responsible for ensuring that no business is solicited by any representative until that representative is authorized and appointed to represent either, or both, Company(ies).

Exhibit 10.1(B)

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Symetra Life Insurance Company

Fully Underwritten Commission Schedule Endorsement

Financial Institution

Enhanced Commission

Basic First-Year Commissions

CASH VALUE POLICIES

☐	Universal Life Policies
	Symetra Universal Life (SUL)	[***] of all premium up to first “Annual Target”

☐	SYMETRA Successor Single Premium Life with Return of Premium (ROP)
	Ages 15 years - 80 years	[***] of Single Premium
	Ages 81 – 85 years	[***] of Single Premium

☐	SYMETRA TERM LIFE INSURANCE
All face amounts
	10-Year and 15-Year Level Term	[***] of Annual Premium less policy fee
	20-Year and 30-Year Level Term	[***] of Annual Premium less policy fee

Policy Term Riders	Same First-Year Rate as Base Policy

SUPPLEMENTAL BENEFITS
Accidental Death,
Guaranteed Insurability Option, and Waiver of Premium	Same First-Year Rate as Base Policy
Insured Children’s Benefit	Same First-Year Rate as Base Policy

Basic Renewal Commissions

CASH VALUE POLICIES
Universal Life Policies
Symetra Universal Life
Excess premium over first “Annual Target” through 6th policy year	[***]
Symetra Accelerated Universal Life
Excess premium over first “Annual Target” through 6th policy year	[***]

Policy Term Riders
2nd through 6th policy years	Same Renewal Rate as Base Policy

Service Fees

Service Fees are payable in the 7th and subsequent policy years as noted below:
Flexible Premium Universal Life	[***]
plus [***] of the cost of insurance
All other plans except Expert Level Term and Symetra Term Life Insurance	[***]

Not all products are filed in all states. Contact your local Symetra office for further information.

THIS ENDORSEMENT MAY BE MODIFIED OR CANCELED BY THE COMPANY AT ANY TIME BY PROVIDING WRITTEN NOTICE.

Agency is responsible for ensuring that no business is solicited by any representative until that representative is authorized and appointed to represent either, or both, Company(ies).

Exhibit 10.1(C)

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Effective as of August 1, 2011, Company is amending the current Sales Agreement for fixed products between Agency and Company by replacing Agency’s current commission schedule for fixed annuitization with this schedule, LSA655ch 08/2011.

Symetra Life Insurance Company

Annuity Base Commission Schedule

Fixed Annuitization Payment Schedule

Base commissions will be paid on fixed annuitization payouts of fixed contracts, except on annuitization of contracts originally issued by WM Life Insurance Company or American States Life Insurance Company, or on annuitization of Safekey I, II, and III contracts.

Base commissions will be paid as a percentage of the amount applied to an annuity option, as follows:

Contracts annuitized while in surrender – [***]

Contracts annuitized after the termination of the surrender schedule – [***]

Repayment of Commissions

Agency will repay Company commissions, not to exceed amount paid to Agency, if the fixed annuitization payout is reversed for any reason. Repayments under this schedule will be netted against any compensation owed to Agency by Company with respect to other products offered by Company.

If the commission repayments owed by Agency to Company exceed the compensation payable to Agency, Agency will immediately pay Company the commission repayments owed to Company.

THIS SCHEDULE MAY BE MODIFIED OR CANCELED BY COMPANY AT ANY TIME BY PROVIDING WRITTEN NOTICE. THIS SCHEDULE SUPERSEDES ANY PREVIOUS VERSION OF THE FIXED ANNUITIZATION BASE COMMISSION SCHEDULE.